UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2004


                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


         1-12620                                         51-0312772
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(Commission File Number)                   (I.R.S. Employer Identification No.)


               300 Nyala Farms Road, Westport, Connecticut 06880
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 341-4000


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01.  OTHER EVENTS.

            On November 2, 2004, Playtex Products, Inc. (the "Company") consummated the sale of its Woolite rug and upholstery cleaning business to BISSELL Homecare, Inc. for a purchase price of approximately $62 million in cash, subject to adjustments.

            The press release issued by the Company is attached as Exhibit 99.1 to this report and is incorporated herein by reference.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press release of the Company, dated November 2, 2004.



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2004               PLAYTEX PRODUCTS, INC.



                                       By: /s/ Glenn A. Forbes
                                           -------------------------------
                                           Name:  Glenn A. Forbes
                                           Title: Executive Vice President
                                                  and Chief Financial Officer



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


                                INDEX TO EXHIBITS


EXHIBIT       DESCRIPTION
-------       -----------

99.1          Press release of Playtex Products, Inc., dated November 2, 2004.





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